UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 29, 2005

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(I.R.S. Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

610-367-6001
Registrant's Telephone Number, Including Area Code

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 29, 2005, the Administrative Committee of the National Penn Bancshares, Inc. Capital Accumulation Plan, a 401(k) plan, and of the National Penn Bancshares, Inc. Pension Plan, acting under delegated authority of the National Penn Board of Directors and its Compensation Committee, approved Amendment No. 9 to the Capital Accumulation Plan and Amendment No. 5 to the Pension Plan, respectively.

The purpose of Amendment No. 9 to the Capital Accumulation Plan is to grant past service credit for employment with three acquired insurance agencies for purposes of (a) eligibility to participate in the Plan and (b) earning non-forfeitable benefits in employer contributions.

The purpose of Amendment No. 5 to the Pension Plan is to make minor changes in Plan design to facilitate administration and to grant past service credit for employment with three acquired insurance agencies for purposes of earning non-forfeitable benefits once those employees satisfy the service requirements for eligibility to participate.

The National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997) and Amendments No. 1 through No. 5 to that Plan were included in National Penn’s Annual Report on Form 10-K for the year ended December 31, 2003 as Exhibits 10.6 through 10.11, as filed with the Securities and Exchange Commission on March 11, 2004. Amendments No. 6 through 8 to the Capital Accumulation Plan were included in National Penn’s Report on Form 8-K dated December 22, 2004, as filed with the SEC on December 27, 2004. Amendment No. 9 is filed in this Report as Exhibit 10.1.

The National Penn Bancshares, Inc. Pension Plan (Amended and Restated Effective January 1, 2001) and Amendments No. 1 and No. 2 to that Plan were included in National Penn’s Annual Report on Form 10-K for the year ended December 31, 2003 as Exhibits 10.2, 10.4 and 10.5, as filed with the Securities and Exchange Commission on March 11, 2004. Amendments No. 3 and 4 to the Pension Plan were included in National Penn’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, as filed with the SEC on November 10, 2004. Amendment No. 5 is filed in this Report as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Amendment No. 9 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

10.2	Amendment No. 5 to National Penn Bancshares, Inc. Pension Plan (Amended and Restated Effective January 1, 2001).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By /s/Wayne R. Weidner
Name: Wayne R. Weidner
Title: Chairman and CEO

Dated: April 6, 2005

EXHIBIT INDEX

Exhibit Number    Description

10.1	Amendment No. 9 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

10.2	Amendment No. 5 to National Penn Bancshares, Inc. Pension Plan (Amended and Restated Effective January 1, 2001).